UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 10, 2007

Cecil Bancorp, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:

410-398-1650

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

127 North Street Elkton, Maryland 21921

(Address and zip code of principal executive offices)

Maryland

(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Cecil Bancorp, Inc., Elkton, Maryland is distributing to shareholders a notice regarding the cash dividend on common stock of $0.025 per share payable on August 10, 2007 to stockholders of record at the close of business on July 27, 2007, which includes information regarding the results of operations of the Company for and as of the end of quarterly and year to date periods ending June 30, 2007. Additional information regarding the Company's results of operations and financial condition is included in its Form 10-QSB for the quarterly period ended June 30, 2007. A copy of this notice is included as Exhibit 99. Although the notice inadvertently references Nasdaq, Cecil Bancorp, Inc. common stock is not listed on the Nasdaq Stock Market, but is traded on the over-the-counter bulletin board under the symbol CECB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cecil Bancorp, Inc.

By:	/s/ Mary B Halsey

Name:	Mary B Halsey
Title:	President and CEO
Date:	August 10, 2007